SUPPLEMENT DATED JANUARY FEBRUARY 16, 2005
                                               TO PROSPECTUSES DATED MAY 3, 2004

Capital Appreciation Portfolio
High Yield Bond Trust
Managed Assets Trust
Money Market Portfolio
The Travelers Series Trust:
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Equity Income Portfolio
         Federated Stock Portfolio
         Federated High Yield Portfolio
         Large Cap Portfolio
         Lazard International Stock Portfolio
         Merrill Lynch Large Cap Core Portfolio
         MFS Emerging Growth Portfolio
         MFS Mid Cap Growth Portfolio
         MFS Value Portfolio Pioneer Fund Portfolio
         Travelers Quality Bond Portfolio
         U.S. Government Securities Portfolio
         Zero Coupon Bond Fund Portfolio (Series 2005)

The following information supplements each of the above referenced prospectuses. Please retain this supplement and keep it with your prospectus for future reference.

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, Travelers Asset Management International Company LLC ("TAMIC"), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the Fund, will be asked to approve new investment advisory agreements.

February 2005                                                    L-24492